PROSPECTUS
                                                                     May 1, 1995

Lexington Goldfund, Inc.
P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07662
         Toll Free: Service - 1-800-526-0056
24 Hour Account Information - 1-800-526-0052

A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION AND A HEDGE AGAINST LOSS OF BUYING POWER THROUGH INVESTMENT IN GOLD AND GOLD RELATED SECURITIES.
--------------------------------------------------------------------------------

        Lexington Goldfund, Inc. (the "Fund") is a no-load open-end management investment company. The Fund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold securities of companies engaged in mining or processing gold throughout the world. The Fund seeks the benefits of investing in gold and gold related securities, but it is also subject to the risks involved in such investments. For a description of the types of securities in which the Fund will invest, see "Investment Policy" on page 3.

        Shareholders may invest, reinvest or redeem shares at any time without charge or penalty.

        Lexington  Management  Corporation ("LMC") is the Investment Adviser
    of  the  Fund.   Lexington  Funds  Distributor,   Inc.  ("LFD")  is  the
    Distributor of shares of the Fund.

        This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated May 1, 1995, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

        Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE

Annual Fund Operating Expenses (as a percentage of average net assets):
  Management fees .......................................................  0.83%
  12b-1 fees ............................................................  0.25%
  Other expenses ........................................................  0.46%
                                                                           -----
    Total Fund Operating Expenses .......................................  1.54%
                                                                           =====

Example:                                1 year    3 years    5 years    10 years
                                        ------    -------    -------    --------
You would pay the following expenses
 on a $1,000 investment, assuming
 (1) 5% annual return and
 (2) redemption at the end of
 each period .........................  $15.67     $48.64     $83.94    $183.45

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. (For more complete descriptions of the various costs and expenses, see "Investment Adviser and Distributor" below.) The Expenses and Example appearing in the table above (other than the 12b-1 fees) are based on the Fund's expenses for the period from January 1, 1994 to December 31, 1994. The 12b-1 fees shown in the table reflect the maximum amount which may be paid under the Distribution Plan. See "Distribution Plan." The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

    The following Financial Highlights Information for each of the years in the five year period ended December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

--------------------------------------------------------------------------------
      Selected Per Share Data for a share outstanding throughout the period

                                                                       Year Ended December 31,
                                   ------------------------------------------------------------------------------------------------
                                    1994      1993      1992      1991      1990      1989      1988      1987      1986      1985
                                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value, beginning of
  period .......................   $ 6.90    $ 3.70    $ 4.68    $ 5.03    $ 6.39    $ 5.21    $ 6.20    $ 4.49    $ 3.40    $ 3.05
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------

Income from investment
  operations:
  Net investment income ........     0.03      0.01      0.02      0.04      0.04      0.05      0.04      0.01      0.04      0.02
  Net realized and unrealized
    gain (loss) on investments..    (0.53)     3.21     (0.98)    (0.35)    (1.36)     1.18     (0.98)     2.07      1.07      0.37
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total income (loss) from
  investment operations ........    (0.50)     3.22     (0.96)    (0.31)    (1.32)     1.23     (0.94)     2.08      1.11      0.39
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  Dividends from net
    investment income...........    (0.03)    (0.02)    (0.02)    (0.04)    (0.04)    (0.05)    (0.05)    (0.05)    (0.02)    (0.04)
  Distributions from net
    realized capital gains......        -         -         -         -         -         -         -     (0.32)        -         -
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions.............    (0.03)    (0.02)    (0.02)    (0.04)    (0.04)    (0.05)    (0.05)    (0.37)    (0.02)    (0.04)
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period..   $ 6.37    $ 6.90    $ 3.70    $ 4.68    $ 5.03    $ 6.39    $ 5.21    $ 6.20    $ 4.49    $ 3.40
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total return....................   (7.28%)   89.96%   (20.51%)   (6.14%)  (20.35%)   23.62%   (15.18%)   46.56%    32.65%    12.93%

Ratios to average net assets:
  Expenses, net of
    reimbursement...............    1.54%     1.63%     1.69%     1.43%     1.36%     1.42%     1.61%     1.29%     1.52%     1.52%
  Net investment income.........    0.50%     0.25%     0.58%     0.81%     0.69%     1.14%     0.78%     0.57%     1.11%     0.71%
Portfolio turnover..............   23.77%    28.41%    13.18%    22.14%    12.43%    15.98%    20.45%    13.78%    14.97%    30.20%
Net assets, end of period
  (000's omitted)............... $159,435  $159,479   $71,856   $96,316  $106,074  $154,484   $92,782  $104,842   $24,605   $12,427
------------------------------------------------------------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

    The Fund is an open-end management investment company. It is called a no-load fund because its shares are sold without a sales charge.


                              INVESTMENT OBJECTIVE

    The Fund's principal investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world (gold related securities). To the extent that investments in gold and gold related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar. The Fund anticipates that, except for defensive purposes, substantially all of its total assets will be invested in gold and gold related securities. The Fund seeks the benefits of investing in gold and gold related securities, but it is also subject to the risks involved in such investments.


                            INVESTMENT CONSIDERATION

    The Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold and the securities of various gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers. There can be no assurance that the Fund's objective will be achieved (see "Investment Policy" and "Risk Considerations").


                                INVESTMENT POLICY

    The Fund's management is of the belief that a gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, gold has been thought of as the most basic monetary standard. Investments in gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's belief will be realized or that the investment objective will be achieved. To the extent that investments in gold and gold related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar (see "Risk Considerations").

    In an attempt to attain its objective, the Fund invests its assets in gold and in securities (which may include both equity and debt securities) of companies engaged in mining or processing gold throughout the world. The Fund may also invest in other precious metals including platinum, palladium and silver. The market performance of debt securities of companies engaged in mining and processing gold can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of gold related companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities.

    It is anticipated that, except for defensive or liquidity purposes, at least 65% of the total assets of the Fund will be invested in gold and gold related securities. At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of, debt obligations of the United States government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

    The Fund's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the adviser to present minimal credit risk.

    It is LMC's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of gold and other
(ii) more than half of the value of its portfolio will be invested in gold-related securities, including securities of foreign issuers. Although the Fund's Board of Directors' present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Fund and its shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors of the Fund, in its sole discretion (see "Risk Considerations" and "Dividend, Distribution and Reinvestment Policy").

    The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940.
However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

    The Fund does not intend to seek short-term trading profits, although securities or gold may be sold whenever management believes it advisable, regardless of the length of time any particular asset may have been held. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to the Fund; however, the rate of turnover will not be a limiting factor when the Fund deems it desirable to purchase or sell portfolio investments. Therefore, depending on market conditions, the Fund's annual portfolio turnover rate may exceed 100% in a particular year. For the fiscal year ended December 31, 1994, the portfolio turnover rate was 23.77%.


                               RISK CONSIDERATIONS

    Although there is some degree of risk in all investments, there are special risks inherent in the Fund's policies of investing in gold and in the securities of companies engaged in mining or processing gold, which include, among others, the following:

    1. FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected.

    2. POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. The two largest national producers of gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends significantly on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

    3.INVESTMENTS IN PRECIOUS METALS. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, bullion earns no income return. Appreciation in the market price of precious metals is the sole manner in which the Fund will be able to realize gains on its investment in gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

    4. INVESTMENTS IN FOREIGN SECURITIES. A substantial portion of the Fund's investments will be in the securities of foreign issuers. Investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Publicly available information concerning issuers located outside the U.S. may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. corporations. Accounting and auditing practices and financial reporting requirements vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. Government supervision and regulation of foreign securities exchanges and markets, securities listed on such exchanges or traded in such markets and brokers, dealers, banks and other financial institutions who trade the securities in which the Fund may invest is generally less extensive than in the U.S., and trading customs and practices may differ substantially from those prevailing in the U.S. The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets, which may result in reduced liquidity of securities traded in such markets. Investments in foreign securities are also subject to currency fluctuations. For example, when the Fund's assets are invested primarily in securities denominated in foreign currencies, an investor can expect that the Fund's net asset value per share will tend to increase when the value of U.S. dollars is decreasing as against such currencies. Conversely, a tendency toward decline in net asset value per share can be expected when the value of U.S. dollars is increasing as against such currencies. Changes in net asset value per share as a result of foreign exchange rate fluctuations will be determined by the composition of the Fund's portfolio at any given time. Further, it is not possible to avoid altogether the risks of expropriation, burdensome or confiscatory taxation, moratoriums, exchange and investment controls or political or diplomatic events which might adversely affect the Fund's investments in foreign securities or restrict the Fund's ability to dispose of such investments.

    5. TAX AND CURRENCY LAWS. The Fund's transactions in bullion may, under some circumstances, preclude its qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Internal Revenue Code. However, the Fund may make investment decisions without regard to the effect on its ability to qualify under Subchapter M of the Internal Revenue Code, if deemed appropriate by LMC (see "Tax Matters"). In addition, changes in the tax or currency laws of the U.S. (including, for example, rein-statement of an interest equalization tax as was previously in effect) and of foreign countries may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment program.

    6. UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. securities markets) than would be the case with investments in the securities of publicly traded U.S. companies, particularly because the price of gold may be affected by unpredictable international monetary policies, economic and political conditions, governmental controls, conditions of scarcity and surplus, and speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of investments.

    7. INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS. Substantial amounts of gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in gold, several new markets have developed in the United States. In connection with this legalization of gold ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of gold bullion.

     8. EXPERTISE OF THE INVESTMENT ADVISER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment adviser than is the case for most mutual funds because of the need to evaluate the factors identified above.

                            INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:

    (1) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (2) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

    (3) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (4) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

    The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described bellow are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    (2) The Fund will not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

    (3) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.


                             MANAGEMENT OF THE FUND

    The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently ten directors (of whom eight are non-affiliated persons) who meet four times each year. The Statement of Additional Information contains additional information regarding the directors and officers of the Fund.


                                PORTFOLIO MANAGER

    Robert W. Radsch, CFA, is Vice President and Portfolio Manager of the Fund. He is also Vice President of Lexington Management Corporation. Prior to joining Lexington in July 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis having managed precious metals and international funds for more than 12 years. Mr. Radsch is a graduate of Yale University with a B.A. degree and holds an M.B.A. in Finance from Columbia University.


                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    LMC P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies. LFD is the distributor of shares of the Fund.

    LMC is paid an investment advisory fee at the annual rate of 1.00% of the net assets of the Fund up to $50,000,000 and 0.75% of such value in excess of $50,000,000. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month. For the year ended December 31, 1994, the Fund paid net advisory fees to LMC of $1,296,523.

    LMC, established in 1938, currently manages over $3.8 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Piedmont Management Company Inc., a Delaware corporation with offices at 80 Maiden Lane, New York, New York 10038. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

    Initial Investment-Minimum $1,000: By Mail: Send a check payable to Lexington Goldfund, Inc., along with a completed New Account Application, to State Street Bank and Trust Company (the "Agent"). See the back cover of this Prospectus for the Agent's address.

Subsequent Investments-Minimum $50: By Mail: Send a check payable to Lexington Goldfund, Inc., to the Agent, accompanied by either the detachable form which accompanies the confirmation of a prior transaction or a letter indicating the dollar amount of the investment and identifying the Fund, account number and registration.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an Open Account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares (see "Dividend, Distribution and Reinvestment Policy"). Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund). Automatic Investing Plan with "Lex-O-Matic". A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis with "Lex-O-Matic" the Automatic Investing Plan. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. Such fee may be avoided by purchasing shares directly from the Fund.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss, the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser, and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to lower the investment minimums for IRA and other qualified Plan Accounts. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the total amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a dividend or capital gain distribution is paid, or when a change in registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.

Determination of Net Asset Value: The net asset value of Fund shares is determined at the official closing time of the New York Stock Exchange, N.Y. time, each day that such Exchange is open for trading. In determining net asset value, portfolio securities listed on a national securities exchange are taken at their sales price on such exchange as of such time; if no sales price is reported, the mean of the last bid and asked price is used. For over-the-counter securities the mean of the latest bid and asked prices is used. Securities for which there are no current bid and asked prices, and any other assets of the Fund for which there is no readily available market, shall be valued by Fund officers in good faith using methods adopted by the Fund's Board of Directors.

    Precious metals held by the Fund are valued daily at fair market value, based upon price quotations in common use, in such manner as the Board of Directors from time to time (not less frequently than quarterly) determines in good faith to reflect most accurately its fair market value. In accordance with current Board of Directors' policy, management of the Fund employs the mean between the closing bid and asked quotations for precious metals as supplied by one or more Toronto or New York broker dealers or banks in its computation of the net asset value of Fund shares; the Board retains the ultimate responsibility in this matter. Securities for which (i) market quotations are not readily available, or (ii) readily available quotations are deemed, by the Board of Directors, in good faith, not to be representative of the value of securities held by the Fund, as well as any other assets held in the Fund's portfolio, are valued at fair value as determined in good faith by, or under the supervision of, the Fund's officers in a manner specifically authorized by the Board of Directors; the Board retains the ultimate responsibility in this matter. Each foreign security held in the Fund's portfolio is valued as of the close of the New York Stock Exchange in U.S. dollars. Repurchase agreements and certificates of deposit of maturities of less than 60 days are stated at cost.

    In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.


                              HOW TO REDEEM SHARES

    By Mail: Send to the Agent: (1) a written request for redemption, signed by each registered owner as the shares are registered, including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in the form required have been received by the Agent. See the back cover of this Prospectus for the Agent's address. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

    Checks for redemption proceeds will normally be mailed within seven days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared.

Signature Guarantee: Signature guarantees are required in connection with: (a) redemptions by mail involving $10,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member of a domestic stock exchange or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES

    Additional information about any of the Fund's special plans may be obtained from the Fund or the Agent.

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the original owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations, and certain other investors, the minimum initial investment may be waived.


                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share next determined at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the fifth business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON GLOBAL FUND, INC. (NASDAQ Symbol: LXGLX)/Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)/Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries.

LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)/Seeks long term growth of capital through investment in common stocks of companies domiciled in foreign countries. Shares of the Fund are not presently available for sale in Vermont, Missouri and Wisconsin.

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX/Seeks high current income. Capital appreciation is a secondary objective.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)/Seeks long-term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)/Seeks long-term capital appreciation through investments in stocks of large, ably managed and well financed companies. Income is a secondary objective.

LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world. Shares are not presently available for sale in Wisconsin.

LEXINGTON CONVERTIBLE SECURITIES FUND (NASDAQ Symbol: CNCVX)/Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock. Shares of the Fund are not presently available for sale in Vermont.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)/Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market instruments.

LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ Symbol: LTFXX)/Seeks current income exempt from Federal income taxes while maintaining liquidity and stability of principal through investment in short-term municipal securities.

LEXINGTON SHORT-INTERMEDIATE  GOVERNMENT  SECURITIES  FUND, INC. (NASDAQ Symbol:
          LSGXX)/Seeks current income as is consistent with preservation of capital by investing in a portfolio of U.S. Government securities.

    Shareholders in any of these funds may exchange all or part of their shares of this Fund for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired.

    If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the initial investment of the Fund being purchased. If, however, an account already exists in the Fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account.

    Any exchange between mutual funds is, in effect, a redemption of shares in one Fund and a purchase in the other Fund. Shareholders should consider the possible tax effects of an exchange.

    This exchange offer is available only in states where shares of the investment company being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

Telephone Exchange Provisions

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephone exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds.

    All  accounts  involved  in  a  telephonic   exchange  must  have  the  same
registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD distributor of the Lexington Group of Mutual Funds as the true and lawful attorney to surrender for redemption or exchange any and all non-certificated shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future, which has the identical registration with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed and agrees that neither LFD, the Agent, nor the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days' written notice to the address of record. If other than an individual, it is certified that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has power to take action called for by this continuing Authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund for shares of one of the other Lexington investment companies at net aset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the investment companies from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within five days of the exchange request. In each such exchange, the registration of the shares of the fund being acquired must be identical to the registration of the shares of the fund exchanged. Shares in certificate form are not eligible for this type of exchange. LFD reserves the right to reject any telephone exchange request. Any telephone exchange orders so rejected may be processed by mail.

    This exchange offer is available only in states where shares of the fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Salary Reduction Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC at 1-800-526-0056.


                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to pay dividends semi-annually from investment income if earned and as declared by its Board of Directors.

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income in December.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").


                                DISTRIBUTION PLAN

    The Board of Directors of the Fund have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, after having concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents, additional amounts from past profits for administrative services.

                                   TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    Although the Fund's management and its investment adviser will endeavor to manage the Fund's portfolio so that the Fund's investment in gold and in foreign currencies does not result in its failure to satisfy the asset diversification or the source of income requirements of subchapter M of the Code, the Fund's management reserves the right to depart from this policy whenever, in its sole judgment, it is deemed in the best interest of the Fund and its shareholders to do so. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends (even if derived from the Fund's net long term capital gains) to the extent of the Fund's current and accumulated earnings and profits (which includes certain foreign currency gains and losses).

    If the Fund qualifies as a regulated investment company, distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income will include dividends from foreign corporations and the Fund may have interest income and short-term capital gains, less than 100% of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    Under certain circumstances, the Fund may elect to "pass-through" to its shareholders the income or other taxes paid by the Fund to foreign governments during a year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year including any amount of foreign taxes "passed through" will be sent to shareholders promptly after the end of each year. Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.


                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends paid by the Fund. Dividends are comprised of net realized capital gains and net investment income.

    Performance will vary from time to time and past results are not necessarily representative of future results. It should be remembered that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index and Standard & Poor's 500 Composite Stock Price Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.


            CUSTODIANS, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York, 10036, has been retained to act as the Custodian for the Fund's investments and assets. In addition, Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Fund.

    Neither Chas Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022, will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1995.


                                OTHER INFORMATION

    The Fund is an open-end, non-diversified management investment company. The Fund was originally organized as a Delaware corporation on December 3, 1975 with 10,000,000 shares of capital stock, $1.00 par value. The Fund was re-organized as a corporation under the laws of the State of Maryland on May 11, 1988. The Fund has authorized capital of 500,000,000 shares of common stock, $0.001 par value. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

    A Registration Statement (herein called the "Registration Statement"), of which this Prospectus is a part, has been filed with the Securities and Exchange Commission (herein called the "Commission"), Washington, D.C. under the Securities Act of 1933, as amended.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. "A Statement of Additional Information", to which reference is made in this Prospectus, provides a further discussion of certain areas in the prospectus and other matters which may be of interest to some investors and is available by request without cost as indicated herein. The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement, to which reference is made, filed with the Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be obtained from the Commission upon payment of the prescribed fees.

                                -----------------
                                L E X I N G T O N
                                -----------------
                                    LEXINGTON
                                    GOLDFUND,
                                      INC.
                                -----------------
                               No sales charge
                               No redemption fee
                               Free telephone
                               exchange privilege
                                -----------------
                               The Lexington Group
                                       of
                                     No-Load
                              Investment Companies
                                -----------------
                               P R O S P E C T U S

                                   MAY 1, 1995
                                -----------------

Investment Adviser
----------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Distributor
-----------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
----------------------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services 1004
Baltimore Kansas City, Missouri 64105

Or call toll free:
Service and Sales:1-800-526-0056
24 Hour Account Information: 1-800-526-0052

Table of Contents
----------------------------------------------------------------
Fee Table ..................................................   2
Financial Highlights .......................................   2
Description of the Fund ....................................   3
Investment Objective .......................................   3
Investment Consideration ...................................   3
Investment Policy ..........................................   3
Risk Considerations ........................................   4
Investment Restrictions ....................................   6
Management of the Fund .....................................   7
Portfolio Managers .........................................   7
Investment Adviser,  Distributor and Administrator .........   7
How to Purchase Shares .....................................   8
How to Redeem Shares .......................................   9
Shareholder Services .......................................  10
Exchange Privilege .........................................  10
Tax-Sheltered Retirement Plans .............................  12
Dividend, Distribution and Reinvestment Policy .............  12
Distribution Plan ..........................................  12
Tax Matters ................................................  13
Performance Calculation ....................................  14
Custodians, Transfer Agent and
  Dividend Disbursing Agent ................................  13
Counsel and Independent Auditors ...........................  14
Other Information ..........................................  14

                       LEXINGTON GOLDFUND, INC.

                  STATEMENT OF ADDITIONAL INFORMATION

                              MAY 1, 1995


     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus, of Lexington Goldfund, Inc. (the "Fund"), dated May 1, 1995 as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

      Shareholder Services Information:            1-800-526-0056
           24 Hour Account Information:            1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.




                           TABLE OF CONTENTS

Investment Consideration . . . . . . . . . . . . . . . . . . . . . . .2
Investment Policy. . . . . . . . . . . . . . . . . . . . . . . . . . .2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .3
Risk Considerations. . . . . . . . . . . . . . . . . . . . . . . . . .6
Investment Adviser, Distributor and Administrator. . . . . . . . . .  7
Portfolio Turnover and Brokerage Allocations . . . . . . . . . . . . .9
Tax Sheltered Retirement Plans . . . . . . . . . . . . . . . . . . . 10
Dividend, Distribution and Reinvestment Policy . . . . . . . . . . . 11
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . . . . 11
Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Performance Calculation. . . . . . . . . . . . . . . . . . . . . . . 18
Custodians, Transfer Agent and Dividend Disbursing Agent . . . . . . 19
Management of the Fund . . . . . . . . . . . . . . . . . . . . . .   19
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . 22

                       INVESTMENT CONSIDERATION

     The Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold and the securities of various gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers. There can be no assurance that the Fund's objective will be achieved (see "Investment Policy" and "Risk Considerations").


                           INVESTMENT POLICY

     The Fund is of the belief that a gold investment medium will over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, gold has been thought of as the most basic monetary standard. Investments in gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's belief will be realized or that the investment objective will be achieved.

     The Fund's principal investment objective is to attain capital appreciation and such hedge against the loss of buying power as may be obtained through investments in gold and the equity securities of gold related companies. To the extent that investments in gold and gold related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar (see "Risk Considerations").

     In an attempt to attain its objective, the Fund invests its assets in gold and in securities (which may include both equity and debt securities) of companies engaged in mining or processing gold throughout the world. The market performance of debt securities of companies engaged in mining and processing gold can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of gold related companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities.

     It is anticipated that, except for temporary defensive or liquidity purposes, 65% of the total assets of the Fund will be invested in gold and gold-related securities. At any time management deems it advisable for defensive or liquidity purposes, the Fund may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

     The Fund's investment portfolio may include repurchase agreements ("repos") with commercial banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by U.S. Government obligations whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions believed by LMC to present minimal credit risk.

     It is LMC's present intention to manage the Fund's investments so that (i) less than half of the value of its portfolio will consist of gold and (ii) more than half of the value of its portfolio will be invested in gold- related securities, including securities of foreign issuers.
Although the Fund's Board of Directors' present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Fund and its shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors of the Fund, in its sole discretion. (See "Risk Considerations"; "Dividend, Distribution and Reinvestment Policy" and "Tax Matters".)

     The Fund does not intend to seek short term trading profits, although securities or gold may be sold whenever management believes it advisable, regardless of the length of time any particular asset may have been held. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to the Fund; however, the rate of turnover will not be a limiting factor when the Fund deems it desirable to purchase or sell portfolio investments. Therefore, depending on market conditions, the Fund's annual portfolio turnover rate may exceed 100% in a particular year. The portfolio turnover rate for each of the last three fiscal years was: 1992, 13.18%; 1993, 28.41% and 1994, 23.77%.

                        INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
          (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

     (5) the Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding
          5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund s total assets.

     (8) the Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
          Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund will not write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     (6) The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

     (7) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (8) The Fund will not invest for the purpose of exercising control over or management of any company.

     (9) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                          RISK CONSIDERATIONS

     Although there is some degree of risk in all investments, there are special risks inherent in the Fund's policies of investing in gold and in the securities of companies engaged in mining or processing gold, which include, among others, the following:

     1. FLUCTUATIONS IN THE PRICE OF GOLD. The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected.

     2. POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. The two largest national producers of gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominately on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

     3. INVESTMENTS IN GOLD BULLION. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, gold bullion earns no income return. Appreciation in the market price of gold is the sole manner in which the Fund will be able to realize gains on its investment in gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

     4. INVESTMENTS IN FOREIGN SECURITIES. A substantial portion of the Fund's security investments will be in the securities of foreign issuers. Investments in foreign securities may involve risks greater the those attendant to investments in securities of U.S. issuers. Publicly available information concerning issuers located outside the U.S. may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. corporations. Accounting and auditing practices and financial reporting requirements vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. Government supervision and regulation of foreign securities exchanges and markets, securities listed on such exchanges or traded in such markets and brokers, dealers, banks and other financial institutions who trade the securities in which the Fund may invest is generally less extensive than the U.S., and trading customs and practices may differ substantially from those prevailing in the U.S. The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets, which may result in reduced liquidity of securities traded in such markets. Investments in foreign securities are also subject to currency fluctuations. For example, when the Fund's assets are invested primarily in securities denominated in foreign currencies, an investor can expect that the Fund's net asset value per share will tend to increase when the value of U.S. dollars is decreasing as against such currencies. Conversely, a tendency toward decline in net asset value per share can be expected when the value of U.S. dollars is increasing as against such currencies. Changes in net asset value per share as a result of foreign exchange rate fluctuations will be determined by the composition of the Fund's portfolio at any given time. Further, it is not possible to avoid altogether the risks of expropriation, burdensome or confiscatory taxation, moratoriums, exchange and investment controls or political or diplomatic events which might adversely affect the Fund's investments in foreign securities or restrict the Fund's ability to dispose of such investments.

     5. TAX AND CURRENCY LAWS. The Fund's transactions in gold may, under some circumstances, preclude its qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter
M of the Internal Revenue Code. However, the Fund may make investment decisions without regard to the effect on its ability to qualify under Subchapter M of the Internal Revenue Code, if deemed appropriate by LMC (see "Dividend, Distribution and Reinvestment Policy" and "Federal Income Taxation"). In addition, changes in the tax or currency laws of the U.S. (including, for example, reinstatement of an interest equalization tax as was previously in effect or the recent disallowance for U.S. tax credits for South African taxes) and of foreign countries may inhibit the Fund's ability to pursue or may increase the cost of pursuing its investment program.

     6. UNPREDICTABLE MONETARY POLICIES, ECONOMIC AND POLITICAL
CONDITIONS. The Fund's assets might be less liquid or the change in the value of its assets might be more volatile (and less related to general price movements in the U.S. securities markets) than would be the case with investments in the securities of publicly traded U.S. companies, particularly because the price of gold may be affected by unpredictable international monetary policies, economic and political conditions, governmental controls, conditions of scarcity and surplus, and speculation. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price, of gold to a variety of economic factors which normally would not affect other types of investments.

     7. INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS. Substantial amounts of gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in gold, several new markets have developed in the United States. In connection with this legalization of gold ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of gold bullion.

     8. EXPERTISE OF THE INVESTMENT ADVISER. The successful management of the Fund's portfolio may be more dependent upon the skills and expertise of its investment adviser than is the case for most mutual funds because of the need to evaluate the factors identified above.


          INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation, ("LMC") P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies.

     LMC is paid an investment advisory fee at the annual rate of 1.00% of the net assets of the Fund up to $50,000,000 and 0.75% of such, value in excess of $50,000,000. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.

     Under the terms of the investment management agreement, LMC pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and directors of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment management agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes LFD at printers overrun cost, such copies of its prospectus, annual, semi-annual and other reports and shareholder communications as may be reasonably required for sales purposes.

     LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. Currently, the most restrictive of such expenses limitation would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million.

     LMC's services are provided and its fee is paid pursuant to an investment management agreement, dated December 5, 1994 which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

     Fund advisory fees paid to LMC:

                                          Investment Advisory
      Fiscal Year Ended                   Fees Paid to LMC
      -----------------                   -------------------
             1992                            $  776,157
             1993                               978,750
             1994                             1,296,523

     LFD serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons."

     LMC is a wholly owned subsidiary of Piedmont Management Company Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Piedmont Management Company Inc.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, Petruski and Radsch and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of February 23, 1995, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.


             PORTFOLIO TURNOVER AND BROKERAGE ALLOCATIONS

     As a general matter, purchases and sales of gold and portfolio securities by the Fund are placed by LMC with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders.
However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. and to execute its gold transactions in the U.S. except when better price and execution can, in the judgement of management of the Fund, be obtained elsewhere. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to LMC or which render to the Fund services which LMC is not required to provide. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers.

     The Fund paid brokerage commissions and portfolio turnover rates are as follows:

                Total Brokerage                   Portfolio Turnover
                Commission Paid                         Rate
                ---------------                   ------------------
     1992           $ 59,584                           13.18%
     1993             65,858                           28.41%
     1994            192,131                           23.77%


                    TAX SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan support services are available by contacting the Shareholder Services Department of LMC at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals who have earned income may make tax deductible contributions to their own Individual Retirement Accounts established under Section 408 of the Internal Revenue Code. Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,250 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service to be furnished to individuals who are considering adopting an IRA may be obtained from the Fund.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the Internal Revenue Service on early withdrawals under corporate, Keogh or IRA. It is recommended that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund, and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by the investment adviser, the cost of the plans generally is borne by the Fund; however, each IRA Plan is subject to an annual maintenance fee of $10.00 charged by State Street Bank and Trust Company (the "Agent").

            DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to pay dividends semi-annually from investment income if earned and as declared by its Board of Directors. The Fund also intends to declare or distribute a dividend from its net capital gain in December in order to comply with distribution requirements of the 1986 Tax Reform Act to avoid the imposition of a 4% excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "The Open Account" in the Prospectus).


                           DISTRIBUTION PLAN

     The Board of Directors of the Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. The Fund's shareholders approved the Plan on April 15, 1992.

     Distribution payments will be made as follows: The Fund either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the cost of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

     The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Qualified Directors (as defined below), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

     The Plan may be terminated at any time by a majority vote of the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     While this Plan shall be in effect, the selection and nomination of the "non-interested" Directors of the Fund shall be committed to the discretion of the Qualified Directors then in office.

                              TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1993, the Fund has capital loss carryforwards of approximately $77,440, $5,850,841, $4,027,951, $8,266,551, and $2,280,435, which expire through
1997, 1998, 1999, 2000, and 2001, respectively. Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for April, 1994 is 5.42%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund.
If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.
No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less s received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S.
trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                        PERFORMANCE CALCULATION

     For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      n
P(1+T)  =  ERV

Where:    P =  a hypothetical initial payment of $1,000

          T =  average annual total return

          n =  number of years (1, 5 or 10)

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Lexington Goldfund, Inc.'s total return for the 1, 5 and 10 year periods ended December 31, 1994 is as follows:

                                            Average Annual
          Period                              Total Return
          ------                           ---------------
   1  year ended December 31, 1994                 -7.28%
   5 years ended December 31, 1994                  0.52%
  10 years ended December 31, 1994                  8.98%


       CUSTODIANS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the custodian for the Fund's investments and assets. In addition, the Fund and Chase Manhattan Bank, N.A. may appoint foreign banks and foreign securities depositories which qualify as eligible foreign sub-custodians under the rules adopted by the Securities and Exchange Commission. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, has also been retained to act as the transfer agent and dividend disbursing agent for the Fund.

    Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                        MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Chairman of the Board.  P.O. Box 1515,
    Saddle Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive
    Officer, Lexington Funds Distributor, Inc., President and Director, Piedmont Management Company Inc.; Director, Reinsurance Corporation of New York; Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National
    Corporation; Director, The Navigator s Group, Inc.; Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers); Trustee, Smith Richardson Foundation.
+BEVERLEY C. DUER, Director, 340 East 72nd Street, New York, N.Y.  10021.
    Private Investor; formerly, Manager of Operations Research Department, CPC International, Inc.
*+BARBARA R. EVANS, Director.  5 Fernwood Road, Summit, N.J. 07901.
    Private Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President - Institutional Equity Sales, L.F. Rothchild, Unterberg, Towbin.
*+LAWRENCE KANTOR, Vice President and Director.  P.O. Box 1515, Saddle
    Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.
 +DONALD B. MILLER, Director.  3689 Quail Ridge Drive, Boynton Beach,
    Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).
 +FRANCIS OLMSTED, Director.  50 Van Hooten Court, San Anselmo, CA 94960.
    Private Investor; formerly, Manager - Commercial Development (West Coast) Essex Chemical Corporation, Clifton, New Jersey (chemical manufacturers).

 +JOHN G. PRESTON, Director.  3 Woodfield Road, Wellesley, Massachusetts
    02181.  Associate Professor of Finance, Boston College, Boston,
    Massachusetts.
 +MARGARET RUSSELL. Director.  55 North Mountain Avenue, Montclair, N.J.
    07042.  Private Investor; formerly, Community Affairs Director, Union
    Camp Corporation.
 +PHILIP C. SMITH, Director.  87 Lord's Highway, Weston, Connecticut 06883.
    Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve, Inc. and Plimony Fund, Inc. (registered investment companies).
 +FRANCIS A. SUNDERLAND, Director.  309 Quito Place, Castle Pines, Castle
    Rock, Colorado 80104.  Private Investor.
*+ROBERT W. RADSCH, C.F.A., Vice President and Portfolio Manager.  P.O.
    Box 1515, Saddle Brook, N.J. 07663. Vice President, Lexington Management Corporation. Prior to July 1994, Senior Vice President, Portfolio Manager and Chief Economist, Bull & Bear Group.
*+LISA CURCIO, Vice President and Secretary.  P.O. Box 1515, Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds
    Distributor, Inc.
*+RICHARD M. HISEY, Vice President and Treasurer.  P.O. Box 1515, Saddle
    Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation. Chief Financial Officer,
    Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.
*+RICHARD J. LAVERY, CLU ChFC, Vice President.  P.O. Box 1515, Saddle
    Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.
*+JANICE A. CARNICELLI, Vice President.  P.O. Box 1515, Saddle Brook, N.J.
    07663.
*+CHRISTIE CARR, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
    07663.  Prior to October 1992, Senior Accountant, KPMG Peat Marwick
    LLP.
*+SIOBHAN GILFILLAN, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to April 1989, Assistant Treasurer, Lexington Group of Investment Companies.
*+THOMAS LUEHS, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to November, 1993, Supervisor Investment Accounting, Alliance Capital Management, Inc.
*+SHERI MOSCA, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J.
    07663. Prior to September 1990, Fund Accounting Manager, Lexington
    Group of Investment Companies.
*+ANDREW PETRUSKI, Assistant Treasurer.  P.O. Box 1515, Saddle Brook, N.J.
    07662. Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant, Dreyfus Corporation.
*+PETER CORNIOTES, Assistant Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663.  Assistant Secretary, Lexington Management Corporation.
    Assistant Secretary, Lexington Funds Distributor, Inc.
*+ENRIQUE J. FAUST, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J.
    07663.  Prior to March 1994, Blue Sky Compliance Coordinator,
    Lexington Group of Investment Companies.

* "Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

+ Messrs. Corniotes, DeMichele, Duer, Faust, Hisey, Kantor, Lavery, Luehs, Miller, Olmsted, Petruski, Preston, Radsch, Smith and
    Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca and Russell hold similar offices with some or all of the other investment companies advised and/or distributed by LMC and LFD.

    Directors not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. During the year ended December 31, 1994, the aggregate remuneration paid by the Fund to seven such directors was $11,879.


                         Aggregate       Total Compensation      Number of
Name of Director     Compensation From       From Fund          Directorships
                          Fund            and Fund Complex     in Fund Complex
----------------     -----------------   ------------------    ----------------

Robert M. DeMichele         0                    0                    15

Beverley C. Duer          $1350               $20,250                 15

Barbara R. Evans            0                    0                    14

Lawrence Kantor             0                    0                    15

Donald B. Miller          $1350              $20,250                  14

Francis Olmsted           $1350              $18,900                  13

John G. Preston           $1350              $20,250                  14

Margaret Russell          $1350              $18,900                  13

Philip C. Smith           $1350              $20,250                  14

Francis A. Sunderland     $1200              $16,800                  13

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Worldwide Emerging Markets Fund Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Worldwide Emerging Markets Fund Inc. as of December 31, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Worldwide Emerging Markets Fund, Inc. as of December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 6, 1995

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1994

Left Col.

Number of
Shares or
Principal                                                              Value
Amount                       Security                                (Note 1)
-------------------------------------------------------------------------------
                  GOLD BULLION: 4.6%
                 *19,250 fine ounces (cost $7,463,750)             $  7,371,829
                                                                   ------------
                  GOLD MINING COMMON STOCKS: 92.0%
                  AUSTRALIA: 16.7%
  134,166         Burmine, Ltd. ..................................      306,737
  400,000         Climax Mining, Ltd. ............................      310,000
  350,000         Delta Gold N.L. ................................      764,925
  550,000         Eagle Mining Corporation** .....................      639,375
  200,000         Emperor Mines, Ltd. ............................      313,100
2,000,000         Gold Mines of Australia, Ltd. ..................      620,000
4,490,423         Gold Mines of Kalgoorlie, Ltd. .................    3,480,078
  800,000         Gwalia Consolidated, Ltd. ......................    1,097,400
1,409,727         Homestake Gold of Australia, Ltd. ..............    1,616,957
1,000,000         Mineral Resources (N.Z.), Ltd. .................    1,240,000
  700,000         Mount Burgess Gold Mining Company, Ltd. ........      103,075
  512,500         Mount Edon Gold Mines N.L. .....................    1,191,562
1,541,200         Newcrest Mining, Ltd. ..........................    6,867,973
1,935,700         Poseidon Gold, Ltd. ............................    4,050,452
3,000,000         Saint Barbara Mines, Ltd.**  ...................    3,603,750
  142,857         Samantha Gold N.L.  ............................      326,607
                                                                   ------------
                                                                     26,531,991
                                                                   ------------

                  NORTH AMERICA: 39.4%
   15,000         Amax Gold Inc. (Preferred shares) "B" ..........      727,500
  430,000         American Barrick Resources Corporation .........    9,567,500
  345,400         Cambior Inc.** .................................    3,928,925
   25,000        *Cambior Inc. Warrants ..........................       45,313
   20,000        *Cambior Inc. "A" Warrants ......................       27,500
  340,000         Canarc Resource Corporation ....................      849,090
  150,000         Canyon Resources Corporation ...................      243,750
  200,000        *Carson Gold Corporation Units ..................      242,000
  250,000         Dayton Mining Corporation ......................      722,440
  130,000         Echo Bay Mines, Ltd. ...........................    1,381,250
  140,000         Euro-Nevada Mining Corporation .................    2,947,000
   75,000         Franco-Nevada Mining Corporation ...............    3,685,500
  218,600         Freeport McMoran Copper & Gold Inc. ............    4,645,250
  500,000         Goldbelt Resources, Ltd. .......................      410,275
  370,000         Golden Star Resources, Ltd. ....................    3,098,750
  120,000        *Golden Star Resources, Ltd. Special
                    Warrants .....................................        1,200
  237,800         Hemlo Gold Mines Inc. ..........................    2,407,725
   30,000         Homestake Mining Company .......................      513,750
   90,000         Newmont Gold Company ...........................    3,206,250
  102,291         Newmont Mining Corporation .....................    3,682,476
   62,000         North American Palladium, Ltd. .................      461,125
  285,000         Placer Dome Inc. ...............................    6,198,750
  150,000         Prime Resources Group ..........................    1,083,000
  165,002         Santa Fe Pacific Gold Corporation ..............    2,124,401
  150,000         Stillwater Mining Company ......................    2,015,625
1,250,000         TVX Gold Inc. ..................................    8,437,500
  286,500         Venoro Gold Corporation ........................      153,318
                                                                   ------------
                                                                     62,807,163
                                                                   ------------

Right Col.

Number of
Shares or
Principal                                                              Value
Amount                       Security                                (Note 1)
-------------------------------------------------------------------------------

                  SOUTH AFRICA (ADR's): 34.9%

  235,000         Beatrix Mines, Ltd. ............................ $  1,470,536
2,118,000         Deelkraal Gold Mining Company, Ltd. ............    3,454,458
  336,000         Driefontein Consolidated, Ltd. .................    5,124,000
   65,000         Durban Roodepoort Deep, Ltd. ...................      685,880
1,355,000         East Rand Gold &
                     Uranium Company, Ltd. .......................    3,491,293
  370,000         Elandsrand Gold Mining Company, Ltd. ...........    2,564,988
  150,000         Free State Development, Ltd. ...................      139,875
   20,000         Free State Consolidated Gold Mines, Ltd. .......      307,500
  676,400         Hartebeestfontein Gold Mining Company, Ltd. ....    3,070,721
  200,000         Impala Platinum Holdings, Ltd. .................    4,907,920
  103,000         Johannesburg Consolidated
                     Investments, Ltd. ...........................    2,641,322
  190,000         Kinross Mines, Ltd. ............................    3,193,824
  401,500         Kloof Gold Mining Company, Ltd. ................    5,897,031
  360,000         Rand Extension & Explorations, Ltd. ............      287,100
  103,400         Randfontein Estates Gold Mining
                     Company, Ltd. ...............................    1,179,887
  211,600         Rustenburg Platinum Holdings, Ltd. .............    5,815,678
  177,000         St. Helena Gold Mines, Ltd. ....................    1,725,750
  398,000         Vaal Reefs Exploration & Mining
                     Company, Ltd. ...............................    3,619,313
  270,000         Western Areas Gold Mining Company, Ltd.             4,770,495
   99,000         Winkelhaak Mines, Ltd. .........................    1,360,466
                                                                    ------------
                                                                     55,708,037
                                                                    ------------
                  UNITED KINGDOM: 1.0%
   30,000         R.T.Z. Corporation (ADR) ......................     1,578,750
                                                                    ------------
                  TOTAL GOLD MINING COMMON STOCKS:
                    (cost $126,709,061) ........................... 146,625,941
                                                                   ------------
                  CONVERTIBLE NOTES: 0.2%
 $500,000         Canyon Resources Corporation**
                    6.00% due 06/01/98 (cost $500,000) ............     340,000
                                                                   ------------
                  SHORT TERM INVESTMENTS: 4.7%
  500,000         Federal Home Loan Bank 5.75%,
                    due 1/03/95 ...................................     499,840
5,000,000         Federal Home Loan Mortgage Corp.
                    5.95% due 01/19/95 ............................   4,985,125
2,000,000         U.S. Treasury Bills 5.41%, due 3/23/95 ..........   1,975,678
                                                                   ------------
                  TOTAL SHORT TERM INVESTMENTS
                    (cost $7,460,643) .............................   7,460,643
                                                                   ------------
                  TOTAL INVESTMENTS: 101.5%
                    (cost $142,133,454\'86) (Note 1) .............. 161,798,413
                  Liabilities in excess of
                    other assets: (1.5%) ..........................  (2,363,807)
                                                                   ------------
                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $6.37 per share on
                    25,019,710 shares outstanding) ................$159,434,606
                                                                   ============



 * Non-income producing investments.
** Restricted securities.
(D)Aggregate cost for Federal income tax purposes is identical.
   ADR-American Depository Receipt.

    The Notes to Financial Statements are an integral part of this statement.

Left Col.

Lexington Goldfund, Inc.
Portfolio Changes
Six months ended December 31, 1994 (unaudited)

ADDITIONS
    Amax Gold Inc. (Preferred shares) "B"
    Delta Gold N.L.
    Emperor Mines, Ltd.
    Free State Consolidated Gold Mines, Ltd.
    Goldbelt Resources, Ltd.
    Gwalia Consolidated, Ltd.
    Prime Resources Group
    Samantha Gold N.L.
    Santa Fe Pacific Gold Corporation
    Stillwater Mining

INCREASE IN HOLDINGS
    American Barrick Resources Corporation
    Cambior Inc.
    Dayton Mining Corporation
    Deelkraal Gold Mining Company, Ltd.
    Eagle Mining Corporation
    Freeport McMoran Copper & Gold Inc.
    Gold Bullion
    Gold Mines of Kalgoorlie, Ltd.
    Golden Star Resources, Ltd.
    Kloof Gold Mining Company, Ltd.
    Poseidon Gold, Ltd.
    Randfontein Estates Gold Mining Company, Ltd.
    St. Helena Gold Mines, Ltd.
    TVX Gold Inc.
    Western Areas Gold Mining Company, Ltd.

DECREASE IN HOLDINGS
    Echo Bay Mines, Ltd.
    Homestake Gold of Australia, Ltd.
    Homestake Mining Company
    Impala Platinum Holdings, Ltd.
    Johannesburg Consolidated Investments, Ltd.
    Newcrest Mining, Ltd.
    Newmont Mining Corporation
    Rustenburg Platinum Holdings, Ltd.

DELETIONS
    Crystallex International Corporation
    Gold Mines of Kalgoorlie, Ltd. Options
    Lac Minerals, Ltd.
    Poseidon Gold, Ltd. Options
    Resolute Resources
    Santa Fe Southern Pacific Corporation






Right Col.


Lexington Goldfund, Inc.
Statement of Assets and Liabilities
December 31, 1994

Assets
Investments, at value (cost $142,133,454)
  (Note 1) ....................................................... $161,798,413
Cash .............................................................       97,286
Foreign currencies, at value (cost $15,083) ......................       15,055
Receivable for investment securities sold ........................       72,774
Receivable for shares sold .......................................    1,464,541
Dividends and interest receivable ................................      538,345
                                                                    ------------
      Total Assets ...............................................  163,986,414
                                                                    ------------

Liabilities
Due to Lexington Management Corporation (Note 2) .................      103,151
Payable for shares redeemed ......................................      505,560
Payable for investment securities purchased ......................    3,801,502
Accrued expenses .................................................       84,193
Distributions payable ............................................       57,402
                                                                    ------------
      Total Liabilities ..........................................    4,551,808
                                                                    ------------

Net Assets (equivalent to $6.37 per share on 25,019,710
  shares outstanding) (Note 4) ................................... $159,434,606
                                                                   ============

Net Assets consist of:
Capital stock-authorized 500,000,000 shares,
  $.001 par value per share ...................................... $     25,020
Additional paid-in capital (Note 1) ..............................  160,147,505
Undistributed net investment income (Note 1) .....................      100,368
Accumulated net realized loss on investments (Notes 1 and 6). ....  (20,503,218)
Net unrealized appreciation of investments .......................   19,664,931
                                                                    ------------
                                                                    $159,434,606
                                                                    ============



    The Notes to Financial Statements are an integral part of this statement.

Left Col.

Lexington Goldfund, Inc.
Statement of Operations
Year ended December 31, 1994


Investment Income
Income
  Dividends ............................ $ 3,461,053
  Interest .............................     269,044
                                         -----------
                                           3,730,097
  Less: foreign tax expense ............     541,586
                                         -----------
    Total investment income ............                   $3,188,511

Expenses
  Investment advisory fee (Note 2) .....   1,296,523
  Accounting and shareholder services
    expense (Note 2) ...................     223,055
  Custodian and transfer agent expenses      223,607
  Printing and mailing .................      92,460
  Directors' fees and expenses .........      11,879
  Audit and legal ......................      31,667
  Registration fees ....................      36,803
  Distribution expenses (Note 3) .......     390,511
  Other expenses .......................      98,983
                                         -----------
    Total expenses .....................                    2,405,488
                                                         ------------
      Net investment income ............                      783,023
                                                         ------------



Realized and Unrealized Gain (Loss) on
  Investments (Note 5)
Realized gain on investments
    (excluding short-term securities):
  Proceeds from sales ..................  36,121,799
  Cost of securities sold ..............  30,480,036
                                         -----------
    Net realized gain                                       5,641,763
Unrealized appreciation of investments:
  End of period ........................  19,664,931
  Beginning of period ..................  39,030,560
                                         -----------
    Change during period ...............                  (19,365,629)
                                                         ------------
      Net realized and unrealized loss
        on investments .................                  (13,723,866)
                                                         ------------
Decrease in Net Assets Resulting
  from Operations ......................                 $(12,940,843)
                                                         ============




Right Col.


Lexington Goldfund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1994 and 1993

                                                        1994           1993
                                                   ------------    ------------

Net investment income ...........................   $   783,023      $  281,255

Net realized gain (loss) from security
  transactions ..................................     5,641,763      (1,562,185)

Increase (decrease) in unrealized
  appreciation of investments ...................   (19,365,629)     68,919,219
                                                   ------------    ------------

    Net increase (decrease) in net
      assets resulting from
      operations ................................   (12,940,843)     67,638,289

Distributions to shareholders from net
  investment income .............................      (704,103)       (352,570)

Increase in net assets from capital
  share transactions (Note 4) ...................    13,600,482      20,337,064
                                                   ------------    ------------

    Net increase (decrease) in
      net assets ................................       (44,464)     87,622,783


Net Assets
  Beginning of period ...........................   159,479,070      71,856,287
                                                   ------------    ------------

  End of period (including
  undistributed net investment
  income of $100,368 and $29,447,
  respectively) .................................  $159,434,606    $159,479,070
                                                   ============    ============


   The Notes to Financial Statements are an integral part of these statements.

Left Col.

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1994 and 1993

1.  Significant Accounting Policies
Lexington Goldfund, Inc. (the "Fund") is an open end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Investments in securities traded on a national securities exchange are valued at the last sale price on the last business day of the fiscal period. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.

    Distributions Effective January 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income,




Right Col.

Capital Gain and Return of Capital Distributions by Investment Companies. As of December 31, 1994, book and tax basis differences amounting to $26,684 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, foreign exchange losses of $7,999 were reclassified from accumulated net realized losses to undistributed net investment income.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1% of the Fund's average daily net assets up to $50 million and 0.75% of average daily net assets in excess of $50 million. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1994.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Distribution Plan
The Fund has adopted a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor in amounts not exceeding .25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1994 were $390,511 which are set forth in the statement of operations.

Left Col.


Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1994 and 1993 (continued)

4.  Capital Stock
Transactions in capital stock were as follows:






                               Year Ended                 Year Ended
                            December 31, 1994           December 31, 1993
                         -----------------------     ------------------------
                           Shares        Amount        Shares         Amount
                          --------       ------       --------      ---------
Shares sold ............ 29,889,582   $196,803,590   27,165,164   $152,263,598
Shares issued to share-
holders on reinvest-
ment of dividends ......     93,509        615,486       50,241        309,186
                         ----------   ------------   ----------   ------------
                         29,983,091    197,419,076   27,215,405    152,572,784

Shares redeemed ........(28,084,616)  (183,818,594) (23,540,982)  (132,235,720)
                         ----------   ------------   ----------   ------------
Net increase ...........  1,898,475    $13,600,482    3,674,423    $20,337,064
                         ==========   ============   ==========   ============

5.  Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments for the year ended December 31, 1994, excluding short-term securities, were $50,497,918 and $36,121,799, respectively.

At December 31, 1994, aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost amounted to $28,489,607 and aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value amounted to $8,824,676.

6. Federal Income  Taxes-Capital  Loss  Carryforwards
Capital loss carryforwards available for federal income tax purposes as of December 31, 1994 are approximately:

    5,577,440 expiring in 1997;
   $5,850,841 expiring in 1998;
   $4,027,951 expiring in 1999;
   $8,266,551 expiring in 2000; and,
   $2,280,435 expiring in 2001.



Right Col.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a fund's taxable year should be deemed to have occurred on the first day of the following year (i.e.: January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the capital loss carryforwards for Lexington Goldfund, Inc. have been adjusted to reflect prior years' post-October losses in the next fiscal year.

7.  Investment and Concentration Risks
The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries, such as mining and processing gold, that are in addition to the usual risks inherent in domestic investments. The price of gold in particular, is subject to substantial price fluctuations over short periods of time. These risks also include those resulting from future adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.

Lexington Goldfund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:



                                                                  Year ended December 31,
                                                  ----------------------------------------------------
                                                    1994        1993       1992       1991       1990
                                                  ----------------------------------------------------


Net asset value, beginning of period ..........    $6.90       $3.70      $4.68      $5.03       $6.39
                                                   -----       -----      -----      -----       -----
Income from investment operations:

  Net investment income .......................      .03         .01        .02        .04         .04
  Net realized and unrealized gain (loss)
    on investments ............................     (.53)       3.21       (.98)      (.35)      (1.36)
                                                   -----       -----      -----      -----       -----
Total income (loss) from investment
  operations ..................................     (.50)       3.22       (.96)      (.31)      (1.32)
                                                   -----       -----      -----      -----       -----
Less distributions:
  Dividends from net investment income ........     (.03)       (.02)      (.02)      (.04)       (.04)
                                                   -----       -----      -----      -----       -----
Net asset value, end of period ................    $6.37       $6.90      $3.70      $4.68       $5.03
                                                   =====       =====      =====      =====       =====
Total return ..................................   (7.28%)     86.96%    (20.51%)    (6.14%)    (20.65%)
Ratio to average net assets:
  Expenses ....................................    1.54%       1.63%      1.69%      1.43%       1.36%
  Net investment income .......................     .50%        .25%       .58%      . 81%        .69%
Portfolio turnover ............................   23.77%      28.41%     13.18%     22.14%      12.43%
Net assets, end of period (000's omitted) ..... $159,435    $159,479    $71,856    $96,316    $106,074

